UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
September 19, 2006 (September 14, 2006)
ANADARKO PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8968	76-0146568

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)
1201 Lake Robbins Drive
The Woodlands, Texas 77380-1046
(Address of principal executive offices including Zip Code)
(832) 636-1000

(Registrant’s telephone number, including area code)
N.A.

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Underwriting Agreement
Indenture
Form of Floating Rate Senior Note
Form of 5.95% Senior Notes
Form of 6.45% Senior Notes

Item 8.01 Other Events.
On September 19, Anadarko issued and sold $2 billion aggregate principal amount of its Floating Rate Senior Notes due 2009, $1.75 billion aggregate principal amount of its 5.95% Senior Notes Due 2016 and $1.75 billion aggregate principal amount of its 6.45% Senior Notes Due 2036.
We are filing this Current Report on Form 8-K for the purpose of incorporating by reference the exhibits filed herewith into the Registration Statement on Form S-3 (Registration Statement No. 333-137183) by which those notes were registered.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits:

Exhibit
No.	Document

1.1	Underwriting Agreement dated September 14, 2006 among Anadarko Petroleum Corporation, Credit Suisse Securities (USA) LLC, UBS Securities LLC, Citigroup Global Markets Inc. and Goldman, Sachs & Co.

4.1	Indenture dated September 19, 2006 among Anadarko Petroleum Corporation and The Bank of New York Trust Company, N.A., as trustee.

4.2	Form of Floating Rate Senior Note due 2009.

4.3	Form of 5.95% Senior Notes Due 2016.

4.4	Form of 6.45% Senior Notes Due 2036

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANADARKO PETROLEUM CORPORATION
(Registrant)

Dated: September 19, 2006
	By:	/s/ CHARLENE A. RIPLEY

Charlene A. Ripley, Vice President,
General Counsel, Corporate Secretary and
Chief Compliance Officer

EXHIBIT INDEX

Exhibit
No.	Document

1.1	Underwriting Agreement dated September 14, 2006 among Anadarko Petroleum Corporation, Credit Suisse Securities (USA) LLC, UBS Securities LLC, Citigroup Global Markets Inc. and Goldman, Sachs & Co.

4.1	Indenture dated September 19, 2006 among Anadarko Petroleum Corporation and The Bank of New York Trust Company, N.A., as trustee.

4.2	Form of Floating Rate Senior Note due 2009.

4.3	Form of 5.95% Senior Notes Due 2016.

4.4	Form of 6.45% Senior Notes Due 2036